EXHIBIT 99.2

Form of Section 906 Certification

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Form 10-Q of Sunrise Telecom Incorporated for the nine-month period ended September 30, 2002, I, Paul A. Marshall, Acting Chief Financial Officer of Sunrise Telecom Incorporated, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    such Form 10-Q for the nine-month period ended September 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in such Form 10-Q for the nine-month period ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Sunrise Telecom Incorporated.

November 12, 2002	/s/ Paul A. Marshall
Date	Paul A. Marshall Acting Chief Financial Officer (Principal Financial Officer)